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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                              AMENDMENT NO. 1 ON
                                  FORM 8-K/A

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                                                January 25, 2001
        Date of Report (Date of earliest event reported):    (November 30, 2000)
                                                            --------------------

                        RIGHTCHOICE MANAGED CARE, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

        001-15907                                      43-0303080
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 (Commission File Number)                 (I.R.S. Employer Identification No.)

             1831 Chestnut Street, St. Louis, Missouri 63103-2275
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        (Address of principal executive offices)            (Zip Code)

                                 314-923-4444
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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     EXPLANATORY NOTE

     On November 30, 2000, RightCHOICE Managed Care, Inc., a Missouri corporation ("RightCHOICE"), completed its reorganization (the "Reorganization") pursuant to that certain Agreement and Plan of Reorganization, dated as of March 14, 2000 (the "Reorganization Agreement"), by and among Blue Cross and Blue Shield of Missouri ("BCBSMo"), RightCHOICE, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation ("New RightCHOICE"). New RightCHOICE's Current Report on Form 8-K dated November 30, 2000 (the "Form 8-K") was filed on December 15, 2000 to report the completion of the Reorganization. This Amendment No. 1 on Form 8-K/A is being filed in order to provide certain financial statements and pro forma financial information under Item No. 7 to the Form 8-K that were unavailable at the time of the filing of the Form 8-K. Except as specifically amended by this Form 8-K/A, the Form 8-K remains unchanged.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

          The audited financial statements of RightCHOICE including the consolidated balance sheets at December 31, 1999 and 1998, and the consolidated statements of income and cash flows for the years ended December 31, 1999, 1998, and 1997 are incorporated herein by reference to RightCHOICE's Form 10-K/A filed with the Securities and Exchange Commission on October 2, 2000. The interim financial statements of RightCHOICE for the quarterly period ended September 30, 2000 are incorporated herein by reference to RightCHOICE's Form 10-Q filed with the Securities and Exchange Commission on November 14, 2000.

          Historical audited financial statements for BCBSMo exclusive of its investment in the RightCHOICE Class B common stock ("Blue Cross and Blue Shield of Missouri Historical Carve-out") including the consolidated balance sheets at December 31, 1999 and 1998, and the consolidated statements of income and cash flows for the years ended December 31, 1999, 1998, and 1997 are attached hereto as Exhibit 99.3. The unaudited financial statements for the interim periods ended September 30, 2000 and 1999 are also attached hereto as Exhibit 99.3.

     (b)  Pro forma financial information:

          Pro forma unaudited combined condensed financial statements for New RightCHOICE consisting of a pro forma unaudited combined condensed balance sheet as of September 30, 2000, a pro forma unaudited combined condensed income statement for the nine months ended September 30, 2000, and a pro forma unaudited combined condensed income statement for the year ended December 31, 1999 are attached hereto as Exhibit 99.4.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

Exhibit No.                    Description
-----------                    -----------

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2.1                 Agreement and Plan of Reorganization, dated as of March 14,
                    2000, by and among Blue Cross and Blue Shield of Missouri, a Missouri nonprofit health services corporation, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, a Missouri nonprofit public benefit corporation, and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit 2 of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

3.1 Certificate of Incorporation of RightCHOICE Managed Care, Inc. (incorporated by reference to Exhibit 3(a) of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

3.2 Bylaws of RightCHOICE Managed Care Inc. (incorporated by reference to Exhibit 3(b) of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

8.1 Opinion of PricewaterhouseCoopers LLP as to tax matters (incorporated by reference to Exhibit 8 of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

8.2 Opinion of PricewaterhouseCoopers LLP as to tax matters (incorporated by reference to Exhibit 8.1 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

9.1 Voting Trust and Divestiture Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, The Missouri Foundation For Health, a Missouri non-profit corporation, and Wilmington Trust Company, a Delaware banking corporation, as trustee (incorporated by reference to Exhibit 9.1 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.1 Blue Cross License Agreement, dated November 30, 2000, by and between the Blue Cross and Blue Shield Association and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit 10.1 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.2 Blue Shield License Agreement, dated November 30, 2000, by and between the Blue Cross and Blue Shield Association and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit 10.2 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.3 Missouri Blue Cross/Blue Shield License Addendum, dated as of November 30, 2000, by and between the Blue Cross and Blue Shield Association and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit
                    10.3 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

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10.4                Blue Cross Controlled Affiliate License Agreement, dated
                    November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association (incorporated by reference to Exhibit 10.4 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.5 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association (incorporated by reference to Exhibit 10.5 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.6 Blue Cross Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association (incorporated by reference to Exhibit 10.6 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.7 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association (incorporated by reference to Exhibit 10.7 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.8 Parental Guarantee of RightCHOICE Managed Care, Inc., a Delaware corporation, dated November 30, 2000 (incorporated by reference to Exhibit 10.8 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.9 Registration Rights Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and The Missouri Foundation For Health, a Missouri nonprofit corporation (incorporated by reference to Exhibit 10.9 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.10 Indemnification Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and The Missouri Foundation For Health, a Missouri nonprofit corporation (incorporated by reference to Exhibit 10.10 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

10.11 Share Escrow Agent Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and U.S. Trust Company, National Association, as share escrow agent (incorporated by reference to Exhibit
                    10.11 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

23.1                Consent of PricewaterhouseCoopers LLP.

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99.1                Letter from PricewaterhouseCoopers LLP, dated November 30,
                    2000 (incorporated by reference to Exhibit 99.1 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

99.2 Letter from PricewaterhouseCoopers LLP, dated December 14, 2000 (incorporated by reference to Exhibit 99.2 of Registrant's Current Report on Form 8-K filed on December 15, 2000).

99.3 Audited financial statements for Blue Cross and Blue Shield of Missouri Historical Carve-out for the years ended December 31, 1999, 1998, and 1997 and unaudited financial statements for the interim periods ended September 30, 2000 and 1999.

99.4                Pro forma unaudited financial information for New
                    RightCHOICE.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: January 25, 2001

                                       RIGHTCHOICE MANAGED CARE, INC.
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                                       (Registrant)

                                       By: /s/ Sandra A. Van Trease
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                                           Sandra A. Van Trease
                                           President, Chief Operating Officer
                                           and Chief Financial Officer

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